                                        File Nos. 33-79170, 811-8524
                                        Filed under Rule 497(c)

                  Supplement Dated August 31, 1999
 to the prospectus dated May 1, 1999, as supplemented July 21, 1999 for
             EQUI-SELECT/R/ Variable Annuity Prospectus
         issued by Equitable Life Insurance Company of Iowa

On August 13, 1999, Equitable Life Insurance Company of Iowa and its affiliated life insurance companies, together with their separate accounts invested in The GCG Trust, filed an application (the "Application") with the Securities and Exchange Commission (the "SEC"). This Application requests an order that will permit separate accounts investing in the Growth Opportunities Series to substitute shares of Mid-Cap Growth Series (the "Substitution"). The insurance companies will bear all expenses associated with the Substitution.

The Mid-Cap Growth Series is substantially similar in investment objective to the Growth Opportunities Series, with lower expenses than the Growth Opportunities Series and with a better history of total returns. Past performance is, of course, not a prediction of future results. This supplement is for your information and you need take no action at this time. We will notify you as to the status of the Application with the SEC.

Until implementation of this Substitution, you may freely reallocate your account value from the Growth Opportunities Series to any other currently available investment option free of reallocation charges and without it being counted as a reallocation.

For thirty days after we have implemented this Substitution, you may reallocate your account value from the Mid-Cap Growth Series to any other currently available investment option free of reallocation charges and without it being counted as a reallocation.

This supplement should be retained with your Prospectus for your variable contract.










Initial Notice Supplement ELIC                              8/31/99